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                                                                 Exhibit 10(a)

[Sutherland, Asbill & Brennan LLP letterhead]




                    CONSENT OF SUTHERLAND, ASBILL & BRENNAN LLP


     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 12 to Form N-4 (File No. 33-45380) for ML of New York Variable Annuity Separate Account B of ML Life Insurance Company of New York. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.




                                        /s/Sutherland, Asbill & Brennan LLP
                                        -----------------------------------
                                        SUTHERLAND, ASBILL & BRENNAN LLP

Washington, D.C.
April 29, 1998